Hartford’s Personal Retirement Manager Select Series II

Hartford Life Insurance Company Separate Account Seven

Hartford Life Insurance Company

Supplement Dated May 14, 2015 to your Prospectus Dated May 1, 2015

In Appendix C – The Funds:

The second fund name listed under the PIMCO Variable Insurance Trust (PIMCO All Asset Portfolio – Advisor Class) is deleted and replaced with PIMCO Global Multi-Asset Managed Allocation – Advisor Class.

PIMCO Global Multi-asset Managed Allocation – Advisor Class	Seeks total return which exceeds that of a blend of 50% MSCI World Index/40% Barclay’s U.S. Aggregate Index	Pacific Investment Management Company LLC

The second fund name listed under the Wells Fargo Variable Trust Funds (Wells Fargo Advantage VT International Equity Fund – Class 2) is deleted and replaced with Wells Fargo Advantage VT Intrinsic Value Fund – Class 2.

Wells Fargo Advantage VT Intrinsic Value Fund – Class 2	Seeks long-term capital appreciation	Wells Fargo Funds Management, LLC Sub-advised by Metropolitan West Capital Management, LLC

This Supplement Should Be Retained For Future Reference.

HV-7616